UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2007

NEW MOTION, INC.
(Exact name of registrant as specified in its charter)

Delaware	34-51353	06-1390025
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
42 Corporation Park, Suite 250
Irvine, California 92606
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (949) 777-3700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On November 14, 2007, New Motion, Inc. issued a press release announcing its 2007 third quarter financial results, a copy of which is attached hereto as Exhibit 99.1.

The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 2.02 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events

As described under Item 2.02 of this Current Report on Form 8-K, New Motion, Inc. issued a press release announcing its 2007 third quarter financial results. In the press release, the company discusses its business, and its pending merger with Traffix, Inc., a Delaware corporation. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1, and is incorporated herein by reference.

Forward Looking Statements

The press release attached hereto as Exhibit 99.1 contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts, are based on certain assumptions and reflect our current beliefs and expectations. These forward-looking statements are subject to risks and uncertainties, and other important factors that could cause actual results, performance or achievement to differ materially from any future results, performance or achievements discussed or implied by such forward-looking statements. The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: consumer acceptance of and demand for New Motion’s products and services; general economic conditions; legislation or regulatory environments, requirements or changes adversely affecting the businesses in which New Motion is engaged; the performance of financial markets and interest rates; factors related to the pending merger with Traffix, including without limitation, the risk that the proposed merger transaction with Traffix may not be completed in a timely manner, if at all, the failure of stockholders to approve the transaction, the failure to realize synergies and cost-savings from the transaction or delay in realization thereof, the risk that the businesses of New Motion and Traffix, Inc. may not be combined successfully, or such combination may take longer, be more difficult, time-consuming or costly to accomplish than expected, risks associated with increased operating costs and business disruption following the merger, including our relationships with third parties, and the ability to obtain required approvals of the proposed merger transaction on a timely basis; as well as other relevant risks detailed in the filings of New Motion and Traffix with the Securities and Exchange Commission (SEC) and available at the SEC's Internet site located at http://www.sec.gov/. The information set forth herein should be read in light of such risks. The information set forth herein speaks only as of the date hereof, and New Motion and Traffix disclaim any intention or obligation to update the information contained in the press release.

Important Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed business combination involving New Motion, Inc. and Traffix, Inc. In connection with the proposed transaction, New Motion, Inc. has filed with the SEC a Registration Statement on Form S-4 containing a Joint Proxy Statement/Prospectus and each of New Motion and Traffix plan to file with the SEC other documents regarding the proposed transaction. The definitive Joint Proxy Statement/Prospectus will be mailed to stockholders of New Motion and Traffix. INVESTORS AND SECURITY HOLDERS OF NEW MOTION, INC. AND TRAFFIX, INC. ARE URGED TO READ THE JOINT PROXY STATEMENT / PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders will be able to obtain free copies of the Registration Statement and the Joint Proxy Statement/Prospectus (when available) and other documents filed with the SEC by New Motion and Traffix through the web site maintained by the SEC at http://www.sec.gov/. Free copies of the Registration Statement and the Joint Proxy Statement/Prospectus (when available) and other documents filed with the SEC can also be obtained by directing a request to Ray Musci, president, New Motion, Inc. at 949-777-3700 ext. 221, or by directing a request to Todd Fromer 212-682-6300 ext. 215 or Beth More 212-682-6300 ext. 224 of KCSA, investor relations representatives for Traffix, Inc.

New Motion, Traffix and their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding the identity of the persons who may, under SEC rules, be deemed to be "participants" in the solicitation of proxies, and a description of their direct and indirect interests in the solicitation, by security holdings or otherwise, will be contained in the Joint Proxy Statement/Prospectus and other relevant materials to be filed with the SEC when they become available.

Item 9.01.      Financial Statements and Exhibits

(d)   Exhibits.

The following exhibit is filed herewith:

Exhibit
Number      Description

99.1	Press release issued by New Motion, Inc., dated November 14, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW MOTION, INC.
(Registrant)

Dated: November 14, 2007

/s/ Allan Legator
Allan Legator
Chief Financial Officer and Secretary

Exhibit
Number  Description

99.1    Press release issued by New Motion, Inc., dated November 14, 2007.